                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant /_/
Filed by a Party other than the Registrant /_/

Check the appropriate box:
/_/   Preliminary Proxy Statement                          /_/   Confidential, for Use of the
/X/   Definitive Proxy Statement                                 Commission Only (as permitted
/_/   Definitive Additional Materials                            by Rule 14a-6(e)(2))
/_/   Soliciting Material Pursuant to Section 240.14a-12

                                PVF CAPITAL CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 /X/   No fee required.
 /_/   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1)   Title of each class of securities to which transaction applies:

             -------------------------------------------------------------------

       (2)   Aggregate number of securities to which transaction applies:

             -------------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

             -------------------------------------------------------------------

       (4)   Proposed maximum aggregate value of transaction:

             -------------------------------------------------------------------

       (5)   Total fee paid:

             -------------------------------------------------------------------

/_/    Fee paid previously with preliminary materials:
                                                      --------------------------
/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)   Amount Previously Paid:

             -------------------------------------------------------------------

       (2)   Form, Schedule or Registration Statement No.:

             -------------------------------------------------------------------

       (3)   Filing Party:

             -------------------------------------------------------------------

       (4)   Date Filed:

             -------------------------------------------------------------------

                       [LETTERHEAD OF PVF CAPITAL CORP.]




                               September 16, 2005




Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders of PVF Capital Corp. (the "Company") to be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio on Monday, October 17, 2005 at 10:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of Crowe Chizek and Company LLC, the Company's independent auditors, will be present to respond to any questions the stockholders may have.

         ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                                            Sincerely,

                                            /s/ C. Keith Swaney

                                            C. Keith Swaney
                                            President

--------------------------------------------------------------------------------

                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139
                                 (440) 248-7171

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 17, 2005
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PVF Capital Corp. (the "Company") will be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio at 10:00 a.m., local time, on Monday, October 17, 2005.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

                  1. The election of four (4) directors of the Company for two-year terms;

                  2. The ratification of the appointment of Crowe Chizek and Company LLC as independent certified public accountants of the Company for the fiscal year ending June 30, 2006; and

                  3. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

         The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on September 6, 2005, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Jeffrey N. Male

                                       Jeffrey N. Male
                                       Secretary
Solon, Ohio
September 16, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                PVF CAPITAL CORP.
                                30000 AURORA ROAD
                                SOLON, OHIO 44139

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 17, 2005
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PVF Capital Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio on Monday, October 17, 2005 at 10:00 a.m., local time. The accompanying notice of meeting and this Proxy Statement are being first mailed to stockholders on or about September 16, 2005.


--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE GIVEN, PROPERLY EXECUTED PROXIES WHICH HAVE NOT BEEN REVOKED WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR SET FORTH BELOW AND IN FAVOR OF THE OTHER PROPOSAL SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting. If any other business is presented at the Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted ("broker no votes") will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

         Stockholders who execute the form of proxy enclosed herewith retain the right to revoke such proxies at any time prior to exercise. Unless so revoked, the shares represented by properly executed proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked at any time prior to exercise by written notice to the Secretary of the Company at the address above or by filing of a properly executed, later dated proxy. A proxy will not be voted if a stockholder attends the Meeting and votes in person. The presence of a stockholder at the Meeting in itself will not revoke such stockholder's proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         The securities which can be voted at the Meeting consist of shares of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on September 6, 2005 (the "Record Date") are entitled to one vote for each share of Common Stock then held on all matters. As of the Record Date, 7,724,691 shares of the Common Stock were issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

         Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by the only persons known to the Company to beneficially own more than 5% of the Common Stock, by each of the Company's directors, by the non-director executive officer of the Company named in the Summary Compensation Table set forth under the caption "Proposal I -- Election of Directors -- Executive Compensation -- Summary Compensation

Table," and by all executive officers and directors of the Company as a group. All executive officers and directors of the Company have the Company's address.

                                                                                     PERCENT OF SHARES
NAME AND ADDRESS                                    AMOUNT AND NATURE OF              OF COMMON STOCK
OF BENEFICIAL OWNER                               BENEFICIAL OWNERSHIP (1)              OUTSTANDING
-------------------                               ------------------------              -----------

PERSONS OWNING GREATER THAN 5%:
------------------------------
Jeffrey L. Gendell                                        494,498 (2)                      6.40%
Tontine Financial Partners, L.P.
Tontine Management, L.L.C.
Tontine Overseas Associates, L.L.C.
55 Railroad Avenue, 3rd Floor
Greenwich, Connecticut  06830

Umberto Fedeli                                            387,200 (3)                      5.01
P.O. Box 318003
Independence, Ohio  44131

John R. Male                                              543,769 (4)                      7.02
30000 Aurora Road
Solon, Ohio  44139

NAME OF DIRECTORS
AND EXECUTIVE OFFICERS:
----------------------

DIRECTORS:
---------
Robert K. Healey                                           38,407 (5)                       *
Gerald A. Fallon                                           10,296                           *
Raymond J. Negrelli                                        21,476                           *
Stuart D. Neidus                                           53,147 (6)                       *
Stanley T. Jaros                                           27,315                           *
C. Keith Swaney                                           257,363 (7)                      3.31
Ronald D. Holman, II                                        8,360                           *

EXECUTIVE OFFICER:
-----------------
Jeffrey N. Male                                           271,241 (8)                      3.50

All Executive Officers and Directors                    1,231,374                         15.61
   as a Group (9 persons)

---------------
*      Less than 1%.
(1) In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to the listed shares. The amounts shown include 22,280, 12,191, 10,296, 10,296, 16,619, 16,619, 54,583, 8,360,
       14,849 and 166,093 shares that Directors John R. Male, Robert K. Healey, Gerald A. Fallon, Raymond J. Negrelli, Stuart D. Neidus, Stanley T. Jaros, C. Keith Swaney and Ronald D. Holman, II, Mr. Jeffrey N. Male, and all executive officers and directors as a group, respectively, have the right to acquire pursuant to options exercisable within 60 days of the Record Date.
(2) According to their statement on Schedule 13D, as amended, filed on February 21, 2003, Jeffrey L. Gendell shares voting and dispositive power over the listed shares, Tontine Financial Partners, L.P. and Tontine Management, L.L.C. share voting and dispositive power with respect to 440,992 shares and Tontine Overseas Associates, L.L.C. shares voting and dispositive power with respect to 53,506 shares. Amounts are adjusted for 10% stock dividends paid on the Common Stock on August 29, 2003, August 31, 2004 and August 31, 2005.

(3) According to his statement on Schedule 13D filed on June 10, 2004. Amounts are adjusted for 10% stock dividends paid on the Common Stock on August 31, 2004 and August 31, 2005.
(4) Includes 32,071 shares held by the Bank's 401(k) Plan, as to which shares Mr. John R. Male has sole voting and shared investment power. Also includes 410,960 shares held by trusts of which Mr. John R. Male serves as trustee and as such has sole voting and investment power over such shares. The amount shown does not include 29,231 shares in which Mr. John
       R. Male has a pecuniary interest through this ownership of a limited partnership interest in a family limited partnership; he does not have or share voting or dispositive power over such shares.
(5) Includes 26,216 shares held by a revocable trust for the benefit of Mr. Healey; Mr. Healey does not have or share voting or investment power over such shares. Does not include 97,313 shares held by an irrevocable trust for the benefit of Mr. Healey's wife, as to which shares Mr. Healey does not have or share voting or investment power.
(6) Includes 149 shares as to which Mr. Neidus' wife has voting and investment power.
(7) Includes 27,957 shares held by the Bank's 401(k) Plan, as to which shares Mr. Swaney has sole voting and shared investment power.
(8) Includes 27,694 shares held by the Bank's 401(k) Plan, as to which shares Mr. Jeffrey N. Male has sole voting and shared investment power. Includes 145,445 shares held by a revocable trust for the benefit of Mr. Jeffrey
       N. Male and 33,423 shares held by a revocable trust for the benefit of Mr. Jeffrey N. Male's wife; Mr. Jeffrey N. Male is co-trustee of such trusts and shares voting and investment power over such shares. Also includes 13,489 shares as to which Mr. Jeffrey N. Male's wife has voting and investment power. The amount shown does not include 29,231 shares in which Jeffrey N. Male has a pecuniary interest through this ownership of a limited partnership interest in a family limited partnership; he does not have or share voting or dispositive power over such shares.


--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is composed of eight members. The Company's Articles of Incorporation require that, if the Board of Directors consists of seven or eight members, directors be divided into two classes, as nearly equal in number as possible, each class to serve for a two-year period and until their successors are elected and qualified, with approximately one-half of the directors elected each year. The Nominating Committee of the Board of Directors has nominated John R. Male, Stanley T. Jaros, Raymond J. Negrelli and Ronald D. Holman, II, all of whom are currently members of the Board, to serve as directors for a two-year period and until their successors are elected and qualified. Under Ohio law, directors are elected by a plurality of the votes cast at the Meeting, I.E., the nominees receiving the highest number of votes will be elected regardless of whether such votes constitute a majority of the shares represented at the Meeting.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF JOHN R. MALE, STANLEY T. JAROS, RAYMOND J. NEGRELLI AND RONALD D. HOLMAN, II AS DIRECTORS OF THE COMPANY.

         It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

         The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of the Company or the Bank, and the expiration of his term as a director. Messrs. Robert K. Healey and John R. Male were initially appointed as directors of the Company in 1994 in connection with the Company's incorporation. All other directors were appointed directors of the Company and the Bank in the years indicated on the following table. There are no arrangements or understandings between the Company and any director pursuant to which such person has been elected a director of the Company, and no director is related to any other director or executive officer by blood, marriage or adoption, except that John
R. Male, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, is the brother of Jeffrey N. Male, the Vice President and Secretary of the Company, the Executive Vice President of the Bank, and Chief Lending Officer. The following directors are "independent directors" as defined under Nasdaq Rule 4200(a)(15): Gerald A. Fallon, Robert K. Healey, Ronald D. Holman, II, Stanley T. Jaros, Raymond J. Negrelli and Stuart D. Neidus.

                                          AGE               YEAR FIRST ELECTED              CURRENT
                                       AS OF THE            AS DIRECTOR OF THE               TERM
NAME                                  RECORD DATE           COMPANY OR THE BANK            TO EXPIRE
----                                  -----------           -------------------            ---------

                         BOARD NOMINEES FOR TERMS TO EXPIRE AT THE 2007 ANNUAL MEETING
John R. Male                              57                      1981                       2005

Stanley T. Jaros                          60                      1997                       2005

Raymond J. Negrelli                       53                      2002                       2005

Ronald D. Holman, II                      45                      2003                       2005

                                     DIRECTORS CONTINUING IN OFFICE

Robert K. Healey                          80                      1973                       2006

Stuart D. Neidus                          54                      1996                       2006

C. Keith Swaney                           62                      2000                       2006

Gerald A. Fallon                          56                      2002                       2006


         PRESENTED BELOW IS CERTAIN INFORMATION CONCERNING THE DIRECTORS OF THE COMPANY. UNLESS OTHERWISE STATED, ALL DIRECTORS HAVE HELD THE POSITIONS INDICATED FOR AT LEAST THE PAST FIVE YEARS.

         JOHN R. MALE. Mr. Male has been with the Bank since 1971, where he has held various positions including branch manager, mortgage loan officer, manager of construction lending, savings department administrator and chief lending officer. Mr. Male was named President and Chief Executive Officer of the Bank in 1986 and was named President of the Company upon its organization in 1994. Mr. Male was named Chairman of the Board of Directors and Chief Executive Officer of the Company and the Bank in October 2000. Mr. Male serves in various public service and charitable organizations. He currently serves on the Board of Trustees for Heather Hill, a long-term care hospital in Chardon, Ohio. He has an undergraduate degree from Tufts University and an MBA from Case Western Reserve University.

         STANLEY T. JAROS. Mr. Jaros is a partner in the law firm of Moriarty & Jaros, P.L.L. He has served as a trustee of a number of Cleveland area nonprofit organizations, and was a member of the Cleveland Landmarks Commission. Mr. Jaros is a graduate of Brown University and Case Western Reserve Law School and received an MBA from the University of Pennsylvania.

         RAYMOND J. NEGRELLI. Mr. Negrelli is an investor in and developer of real estate, primarily retail and office properties, in northeast Ohio. He is the President of Raymond J. Negrelli, Inc., a General Partner in Bay Properties Co. and a General Partner of Landerbrook Co., all of which are based in Euclid, Ohio. He is a member of the Community Leadership Council of Hillcrest Hospital, Mayfield Heights, Ohio and a member of the Executive Committee of the Cuyahoga County Republican Organization, and serves on various local public service and charitable organizations.

         RONALD D. HOLMAN, II. Mr. Holman is a partner in the law firm of Cavitch, Familo, Durkin & Frutkin in Cleveland, Ohio. In addition, from 1989 to 2000 he served as a legal analyst on various news shows for WEWS TV in Cleveland, Ohio. Mr. Holman serves on the Boards of Directors for the following nonprofit institutions: Florence Crittenton Services Fund of the Cleveland Foundation (President from 1996 to 1998), 100 Black Men of Greater Cleveland, Inc. (member of the Executive Committee and General Counsel since 1998), and Shaker Heights Alumni Association. He has also served as Chair of the Center for Families and Children, and Treasurer of the Dartmouth Club of Northeastern Ohio. Mr. Holman is a graduate of Dartmouth College and Columbia University School of Law.

         ROBERT K. HEALEY. Mr. Healey currently is retired. He had been employed from 1961 to 1987 by Leaseway Transportation Corp. and most recently served as Executive Vice President -- Managed Controlled Transportation. He formerly served on the Boards of Trustees of St. Vincent Charity Hospital, New Direction, Western Reserve Historical Society, the Woodruff Foundation and Glen Oak School.

         STUART D. NEIDUS. Mr. Neidus currently holds the position of Chairman and Chief Executive Officer of Anthony & Sylvan Pools Corporation, a company that operates in the leisure industry and is one of the nation's largest in-ground residential concrete swimming pool installers. Prior to this position, he served as Executive Vice President and Chief Financial Officer of Essef Corporation from September 1996 until Anthony & Sylvan's split-off from Essef in August 1999. At Premier Industrial Corporation he held various positions from 1992 until 1996, most recently as Executive Vice President until the company was acquired by Farnell Electronics plc. Prior to that, Mr. Neidus spent 19 years with the international accounting firm of KPMG LLP, serving as an audit partner from 1984 until 1992. He has served as a board member and on advisory committees of many nonprofit and civic organizations over the years.

         C. KEITH SWANEY. Mr. Swaney joined the Bank in 1962 and was named Executive Vice President and Chief Financial Officer in 1986. He was named Vice President and Treasurer of the Company upon its organization in 1994. Mr. Swaney was named President and Chief Operating Officer of the Company and the Bank in October 2000. He continues to serve as Treasurer of the Company and as Chief Financial Officer of the Bank. He is responsible for all internal operations of the Company and the Bank. Over the years, he has participated in various charitable organizations and currently serves on the Hiram House Board of Trustees. Mr. Swaney attended Youngstown State University and California University in Pennsylvania.

         GERALD A. FALLON. Mr. Fallon was Executive Vice President and Manager of Capital Markets for KeyBank, NA, Cleveland, Ohio, from December 1994 through March 2001, and Senior Managing Director of Capital Markets for McDonald Investment Inc., Cleveland, Ohio, from November 1998 through March 2001. He currently serves as a director of Digital Lightwave, Inc., a corporation with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, and as an advisory director of Logos Communications, Inc., a privately held company. He serves as a director of the Bratenahl Land Conservancy and as a director of the Bratenahl Village Audit Committee.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Boards of Directors of the Company and the Bank conduct their business through meetings of the respective Boards and their committees. During the year ended June 30, 2005, the Company's Board of Directors held 11 meetings and the Bank's Board of Directors held 13 meetings. No current director attended fewer than 75% of the total aggregate meetings of the Company's Board of Directors and committees on which such Board member served during the year ended June 30, 2005.

         AUDIT COMMITTEE. The Company has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee met periodically to examine and approve the audit report prepared by the independent auditors of the Company and its subsidiaries, to review and appoint the independent auditors to be engaged by the Company, to review the internal audit function and internal accounting controls and to review and approve the conflict of interest policy. The members of the Audit Committee are Directors Stuart D. Neidus, Robert K. Healey and Ronald D. Holman,
II. All of the members of the Audit Committee are independent within the meaning of the National Association of Securities Dealers, Inc.'s listing standards. The Company's Board of Directors has determined that one member of the Audit Committee, Stuart D. Neidus, qualifies as an "audit committee financial expert" as defined in Section 401(h) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. Director Neidus is "independent," as such term is defined in Item 7(d)(3)(iv)(A) of Schedule 14A under the Exchange Act. The Company's Board of Directors has adopted a written charter for the Audit Committee, which was attached as Appendix A to the Company's definitive proxy materials distributed in connection with the Company's 2004 annual meeting of stockholders. The Audit Committee met nine times during the year ended June 30, 2005.

         NOMINATING COMMITTEE. The Board of Directors' Nominating Committee nominates directors to be voted on at the Annual Meeting and recommends nominees to fill any vacancies on the Board of Directors. The Nominating Committee consists of Directors Ronald D. Holman, II, Gerald A. Fallon and Raymond J. Negrelli. The members of the Nominating Committee are "independent directors" as defined in Nasdaq listing standards. The Board of Directors has adopted a Charter for the Nominating Committee, which was attached as Appendix B to the Company's definitive proxy materials distributed in connection with the Company's 2004 annual meeting of stockholders. The Nominating Committee met twice during the year ended June 30, 2005.

         It is the policy of the Nominating Committee to consider director candidates recommended by security holders who appear to be qualified to serve on the Company's Board of Directors. Any stockholder wishing to recommend a candidate for consideration by the Nominating Committee as a possible director nominee for election at an upcoming annual meeting of stockholders must provide written notice to the Nominating Committee of such stockholder's recommendation of a director nominee no later than July 1 preceding the annual meeting of stockholders. Notice should be provided to: Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. Such notice must contain the following information:

        o      The name of the person recommended as a director candidate;

        o All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

        o The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

        o As to the shareholder making the recommendation, the name and address, as he or she appears on the Company's books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company's common stock, the shareholder should submit his or her name and address, along with a current written statement from the record holder of the shares that reflects ownership of the Company's common stock; and

        o A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

         In its deliberations, the Nominating Committee considers a candidate's personal and professional integrity, knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of the Bank's market area. Any nominee for director made by the Nominating Committee must be highly qualified with regard to some or all the attributes listed in the preceding sentence. In searching for qualified director candidates to fill vacancies in the Board, the Nominating Committee solicits the Company's then current directors for the names of potential qualified candidates. Moreover, the Nominating Committee may ask its directors to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee would then consider the potential pool of director candidates, select a candidate based on the candidate's qualifications and the Board's needs, and conduct a thorough investigation of the proposed candidate's background to ensure there is no past history that would cause the candidate not to be qualified to serve as a director of the Company. In the event a stockholder has submitted a proposed nominee, the Nominating Committee would consider the proposed nominee in the same manner in which the Nominating Committee would evaluate nominees for director recommended by directors.

         With respect to nominating an existing director for re-election to the Board of Directors, the Nominating Committee will consider and review an existing director's Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.

         COMPENSATION COMMITTEE. The Compensation Committee consists of directors Gerald A. Fallon, Stuart D. Neidus and Robert K. Healey. The Committee evaluates the compensation and fringe benefits of the directors, officers and employees, recommends changes and monitors and evaluates employee morale. The Compensation Committee met five times during the year ended June 30, 2005.

         BOARD POLICIES REGARDING COMMUNICATIONS WITH THE BOARD OF DIRECTORS AND ATTENDANCE AT ANNUAL MEETINGS. The Board of Directors maintains a process for stockholders to communicate with the Board of Directors. Stockholders wishing to communicate with the Board of Directors should send any communication to Jeffrey
N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, Ohio 44139. All communications that relate to matters that are within the scope of the responsibilities of the Board and its Committees are to be presented to the Board no later than its next regularly scheduled meeting. Communications that relate to matters that are within the responsibility of one of the Board Committees are also to be forwarded to the Chair of the appropriate Committee. Communications that relate to ordinary business matters that are not within the scope of the Board's responsibilities, such as customer complaints, are to be sent to the appropriate officer. Solicitations, junk mail and obviously frivolous or inappropriate communications are not to be forwarded, but will be made available to any director who wishes to review them.

         Directors are expected to prepare themselves for and to attend all Board meetings, the Annual Meeting of Stockholders and the meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. Seven of the eight members of the Board of Directors attended the Company's 2004 Annual Meeting of Stockholders.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         OVERVIEW AND PHILOSOPHY. The Company's executive compensation policies are established by the Compensation Committee of the Board of Directors (the "Committee") composed of three outside directors. The Committee is responsible for developing the Company's executive compensation policies. The Company's President, under the direction of the Committee, implements the Company's executive compensation policies. The Committee's objectives in designing and administering the specific elements of the Company's executive compensation program are as follows:

         o To link executive compensation rewards to increases in shareholder value, as measured by favorable long-term operating results and continued strengthening of the Company's financial condition.

         o To provide incentives for executive officers to work towards achieving successful annual results as a step in achieving the Company's long-term operating results and strategic objectives.

         o To correlate, as closely as possible, executive officers' receipt of compensation with the attainment of specified performance objectives.

         o To maintain a competitive mix of total executive compensation, with particular emphasis on awards related to increases in long-term shareholder value.

         o To attract and retain top performing executive officers for the long-term success of the Company.

         o To facilitate stock ownership through the granting of stock options.

         In furtherance of these objectives, the Committee has determined that there should be three specific components of executive compensation: base salary, a cash bonus plan and a stock option plan designed to provide long-term incentives through the facilitation of stock ownership in the Company.

         BASE SALARY. The Committee makes recommendations to the Board concerning executive compensation on the basis of surveys of salaries paid to executive officers of other savings bank holding companies, non-diversified banks and other financial institutions similar in size, market capitalization and other characteristics. The Committee's objective is to provide for base salaries that are competitive with those paid by the Company's peers.

         MANAGEMENT INCENTIVE COMPENSATION PLAN. The Company maintains a formula-based bonus plan (the "Management Incentive Compensation Plan"), which provides for annual cash incentive compensation based on achievement of a combination of individual and Company and Bank performance objectives. Under the Management Incentive Compensation Plan, at the beginning of the fiscal year, the Committee establishes target performance measures for the Company. The relevant performance measure is return on equity ("ROE"). In addition, the Committee establishes individual performance goals for each employee. Bonuses are determined at the end of the fiscal year based on actual Company performance relative to previously established performance goals and a rating given to each employee reflecting the employee's success in achieving his or her specific individual performance goals established at the beginning of the year. The bonuses that would be paid to each of the three highest ranking executive officers and to the Company's other officers are based on actual Company performance. The Company's three most senior executive officers can receive a maximum bonus equal to 150% of base salary. The Company's other officers can receive a maximum bonus equal to 40% of base salary.

         STOCK OPTIONS. The Committee believes that stock options are an important element of compensation because they provide executives with incentives linked to the performance of the Common Stock. The Company awards stock options as a means of providing employees the opportunity to acquire a proprietary interest in the Company and to link their interests with those of the Company's stockholders. Options are granted with an exercise price equal to the market value of the Common Stock on the date of grant, and thus acquire value only if the Company's stock price increases. Although there is no specific formula, in determining the level of option awards, the Committee takes into consideration the same Company, Bank and stock price performance criteria considered under the Management Incentive Compensation Plan, as well as individual performance.

         In addition to the three primary components of executive compensation described above, the Committee believed it fair and appropriate to provide for a reasonable level of financial security for its long-standing senior executive officer team consisting of John R. Male, Chairman of the Board and Chief Executive Officer of the Company and the Bank, C. Keith Swaney, President, Chief Operating Officer and Treasurer of the Company and President, Chief Operating Officer and Chief Financial Officer of the Bank, and Jeffrey N. Male, the Vice President and Secretary of the Company and the Executive Vice President of the Bank. In consultation with an outside consultant, the Compensation Committee determined to implement a supplemental executive retirement plan, the only current participants in which are John R. Male, C. Keith Swaney and Jeffrey N. Male, and to enter into severance agreements with each of those three executive officers. A description of the supplemental executive retirement plan and the severance agreements is set forth below under "-- Executive Compensation -- Severance Agreements" and "-- Supplemental Executive Retirement Plan." The severance agreements are intended to provide the three executive officers with a reasonable level of financial security in the event of a change in control of the Company or the Bank, and the supplemental executive retirement plan is intended to provide the three executive officers with retirement income that increases with each year of service to the Bank with full vesting occurring upon the attainment of age 65.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Committee determines the Chief Executive Officer's compensation on the basis of several factors. In determining Mr. John R. Male's base salary, the Committee conducted surveys of compensation paid to chief executive officers of similarly situated savings banks and non-diversified banks and other financial institutions of similar size. The Committee believes that Mr. Male's base salary is generally competitive with or below the average salary paid to executives of similar rank and expertise at banking institutions which the Committee considered to be comparable.

         Mr. Male received bonus compensation under the Management Incentive Compensation Plan in fiscal year 2005 based on the Company's ROE and earnings per share and increases in the market price of the Common Stock and Mr. Male's achievement of individual performance goals based on the formula set forth above.

         The Committee believes that the Company's executive compensation program serves the Company and its shareholders by providing a direct link between the interests of executive officers and those of shareholders generally and by helping to attract and retain qualified executive officers who are dedicated to the long-term success of the Company.

                                           MEMBERS OF THE COMPENSATION COMMITTEE

                                                                Gerald A. Fallon
                                                                Robert K. Healey
                                                                Stuart D. Neidus

COMPARATIVE STOCK PERFORMANCE GRAPH

         The graph and table which follow show the cumulative total return on the Common Stock during the period from June 30, 2000 through June 30, 2005 with
(1) the total cumulative return of all companies whose equity securities are traded on the Nasdaq Stock Market and (2) the total cumulative return of banking companies traded on the Nasdaq Stock Market. The comparison assumes $100 was invested on June 30, 2000 in the Common Stock and in each of the foregoing indices and assumes reinvestment of dividends. The stockholder returns shown on the performance graph are not necessarily indicative of the future performance of the Common Stock or of any particular index.

                       CUMULATIVE TOTAL STOCKHOLDER RETURN
                  COMPARED WITH PERFORMANCE OF SELECTED INDEXES
                       June 30, 2000 through June 30, 2005


[Line graph appears here depicting the cumulative total stockholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the Nasdaq stock market and $100 invested in banking companies whose equity securities are traded on the Nasdaq stock market. Line graph begins at June 30, 2000 and plots the cumulative total stockholder return at June 30, 2000, 2001, 2002, 2003, 2004 and 2005. Plot
points are provided below.]


-----------------------------------------------------------------------------------------------------------------
                           06/30/00        06/30/01         06/30/02       6/30/03         6/30/04       6/30/05
-----------------------------------------------------------------------------------------------------------------
PVF CAPITAL CORP.           $100.00         $118.26          $148.10       $186.91         $236.67       $216.21
-----------------------------------------------------------------------------------------------------------------
NASDAQ                       100.00           54.29            36.99         41.07           51.76         52.32
-----------------------------------------------------------------------------------------------------------------
NASDAQ BANKS                 100.00          138.86           155.80        158.17          189.58        202.39
-----------------------------------------------------------------------------------------------------------------

EXECUTIVE COMPENSATION

         SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for fiscal 2005 awarded to or earned by the Company's Chief Executive Officer and other executive officers whose total salary and bonus for fiscal 2005 exceeded $100,000. No other executive officer of the Company or the Bank earned salary and bonus in fiscal 2005 exceeding $100,000 for services rendered in all capacities to the Company and its subsidiaries.

                                                                        LONG-TERM
                                                                       COMPENSATION
                                                                     ----------------
                                                                         AWARDS
                                                                     ----------------
                                           ANNUAL COMPENSATION (1)      SECURITIES          ALL
    NAME AND                     FISCAL    -----------------------      UNDERLYING         OTHER
PRINCIPAL POSITION               YEAR      SALARY           BONUS       OPTIONS (2)     COMPENSATION
------------------               ----      ------           -----       -----------     ------------
John R. Male                     2005      $226,021       $132,223         4,620         $187,389 (3)
  Chairman of the Board          2004       226,021        246,962         5,082          207,616
  Chief Executive Officer of     2003       221,590        154,686         5,590          190,691
  the Company and the Bank

C. Keith Swaney                  2005      $172,379       $ 84,035         3,960         $227,717 (3)
  President and Chief Operating  2004       172,379        156,959         4,356          245,918
  Officer of the Company and     2003       168,999         98,313         4,791          226,484
  the Bank, Treasurer of the
  Company and Chief Financial
  Officer of the Bank

Jeffrey N. Male                  2005      $139,229       $ 67,874         3,080         $ 86,566 (3)
  Vice President and Secretary   2004       139,229        126,775         3,388          100,302
  of the Company and Executive   2003       136,499         79,406         3,726           90,767
  Vice President of the Bank

---------------------
(1) Executive officers of the Company receive indirect compensation in the form of certain perquisites and other personal benefits. The amount of such benefits received by each named executive officer in fiscal 2005 did not exceed 10% of the executive officer's salary and bonus.
(2) Adjusted for 10% stock dividends on the Company's Common Stock paid on August 30, 2002, August 29, 2003, August 31, 2004 and August 31, 2005.
(3) Consists of $25,200 and $25,200 in directors' fees paid to John R. Male and C. Keith Swaney, respectively, $2,979, $4,273 and $2,718 of premiums on disability insurance policies paid for the benefit of John
         R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $6,900, $11,340 and $5,470 of premiums on life insurance policies paid for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $3,793, $4,334 and $4,040 of matching contributions paid by the Company pursuant to the Company's 401(k) plan for the benefit of John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, $144,170, $179,255 and $71,666 accrued for the benefit of John R. Male,
         C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to the Bank's Supplemental Executive Retirement Plan, and $4,347, $3,315 and $2,677 in payments made to John R. Male, C. Keith Swaney and Jeffrey N. Male, respectively, pursuant to a plan under which employees who have more than 20 years of service receive additional annual compensation equal to one week's salary.

         OPTION GRANTS IN LAST FISCAL YEAR. The following table contains information concerning the grant of stock options during the year ended June 30, 2005 to the executive officers named in the Summary Compensation Table set forth above.

                                                                                            POTENTIAL REALIZABLE
                          NUMBER OF        PERCENT OF TOTAL                                   VALUE AT ASSUMED
                         SECURITIES         OPTIONS GRANTED                                 ANNUAL RATES OF STOCK
                         UNDERLYING          TO EMPLOYEES       EXERCISE     EXPIRATION      PRICE APPRECIATION
NAME                 OPTIONS GRANTED (1)    IN FISCAL YEAR      PRICE (1)       DATE         FOR OPTION TERM (2)
----                 -------------------    --------------      ---------    ----------    ---------------------
                                                                                              5%           10%
                                                                                           --------     ---------
John R. Male               4,620                 10.7%           $13.64      11/01/2009    $10,118       $29,245
C. Keith Swaney            3,960                 10.1             12.40      11/01/2014     30,888        78,250
Jeffrey N. Male            3,080                  7.9             13.64      11/01/2009      6,745        19,496

--------------------------
(1) Amounts are adjusted to reflect the 10% stock dividend paid on the Common Stock on August 31, 2005. All options become exercisable at the rate of 20% per year, with the first 20% having become exercisable on November 1, 2004, the date of grant, and an additional 20% becoming exercisable on each anniversary thereafter.
(2) Represents the difference between the aggregate exercise price of the options and the aggregate value of the underlying Common Stock at the expiration date of the options assuming the indicated annual rate of appreciation in the value of the Common Stock as of the date of grant, November 1, 2004, based on the closing sale price of the Common Stock as quoted on the Nasdaq SmallCap Market on October 29, 2004 (the last practicable trading date prior to November 1, 2004) adjusted for the 10% stock dividend paid on the Common Stock on August 31, 2005.

         During the past ten full fiscal years, the Company has not adjusted or amended the exercise price of stock options previously awarded to a named executive officer, whether through amendment, cancellation or replacement grants, except as necessary to adjust the exercise price upon the Company's payment of stock dividends so as not to change the economic benefit of previously granted options.

         OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION VALUES. The following table sets forth information concerning option exercises during fiscal year 2005 and the value of options held at the end of fiscal year 2005 by the Company's Chief Executive Officer and other officers named in the Summary Compensation Table set forth above.

                                                                    NUMBER OF                        VALUE OF
                                                              SECURITIES UNDERLYING                UNEXERCISED
                            NUMBER OF                          UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                             SHARES                           AT FISCAL YEAR-END (3)          AT FISCAL YEAR-END (4)
                           ACQUIRED ON        VALUE           ----------------------          ----------------------
NAME                       EXERCISE (1)    REALIZED (2)     EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                       ------------    ------------     -------------------------       -------------------------
John R. Male                   6,764          $36,052             17,989/ 10,215                $  65,761/$11,519
C. Keith Swaney                  --              --               50,908/  8,753                  280,561/ 12,202
Jeffrey N. Male                4,509           24,032             11,989/  6,811                   43,829/  7,681

-------------------
(1) Not adjusted for the subsequent 10% stock dividend paid on August 31, 2005.
(2) Calculated based on the product of: (a) the number of shares acquired on exercise, and (b) the difference between the fair market value of the underlying Common Stock on the exercise date, determined based on the average of the closing bid and asked prices on the exercise date, and the exercise price of the options.
(3) Adjusted for a 10% stock dividend paid on the Common Stock on September 1, 1997, a 50% stock dividend paid on the Common Stock on August 17, 1998, a 10% stock dividend paid on the Common Stock on September 7, 1999, a 10% stock dividend paid on the Company's Common Stock on September 1, 2000, a 10% stock dividend paid on the Common Stock on August 31, 2001, a 10% stock dividend paid on the Common Stock on August 30, 2002, a 10% stock dividend paid on the Common Stock on August 29, 2003, a 10% stock dividend paid on the Common Stock on August 31, 2004 and a 10% dividend paid on the Common Stock on August 31, 2005.
(4) Calculated based on the product of: (a) the number of shares subject to options, and (b) the difference between the fair market value of the underlying Common Stock at June 30, 2005, determined based on $13.18, the last closing bid price on June 30, 2005 of the Common Stock on the Nasdaq SmallCap Market adjusted to $11.98 to reflect the effect of the 10% stock dividend paid on the Common Stock on August 31, 2005, and the exercise price of the options.

         SEVERANCE AGREEMENTS. The Company and the Bank have entered into severance agreements (the "Severance Agreements") with John R. Male, C. Keith Swaney and Jeffrey N. Male (each of whom is referred to as an "Executive"). The Severance Agreements are for terms of three years. On each anniversary date from the date of commencement of the Severance Agreements, the term of the Agreements will be extended for an additional one-year period beyond the then effective expiration date upon a determination by the Board of Directors that the performance of each Employee has met the required performance standards.

         The Severance Agreements provide that in the event of an Executive's involuntary termination of employment, or voluntary termination for "good reason," within one year following a "change in control" of the Bank or the Company other than for "cause," the Executive will receive the following benefits: (i) a payment equal to two times the Executive's annual compensation (base salary plus annual incentive compensation) for the year preceding the year in which termination occurred, payable in a lump sum within 30 days following termination; (ii) the Bank or the Company shall cause the Executive to become fully vested in any benefit plans, programs or arrangements in which the Executive participated, and the Bank will contribute to the Executive's 401(k) plan account the Bank's matching and/or profit sharing which would have been paid had the Executive remained in the employ of the Bank throughout the remainder of the 401(k) plan year; and (iii) the Executive will receive continued life, health and disability insurance coverage substantially identical to the coverage maintained by the Bank or the Company for the Executive prior to termination until the earlier of the Executive's employment with another employer or 12 months following termination. "Change in control" is defined generally in the Severance Agreements as: (i) the acquisition, by any person or persons acting in concert of the power to vote more than 25% of the Company's voting securities or the acquisition by a person of the power to direct the Company's management or policies; (ii) the merger of the Company with another corporation on a basis whereby less than 50% of the total voting power of the surviving corporation is represented by shares held by former shareholders of the Company prior to the merger; or (iii) the sale by the Company of the Bank or substantially all its assets to another person or entity. In addition, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute a majority of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. "Good reason" is defined in the Severance Agreements as any of the following events: (i) a change in the Executive's status, title, position or responsibilities which, in the Executive's reasonable judgment, does not represent a promotion, the assignment to the executive of any duties or responsibilities which, in the Executive's reasonable judgment, are inconsistent with his status, title, position or responsibilities, or the removal of the Executive from or failure to reappoint him to any of such positions other than for cause; (ii) materially reducing the Executive's base compensation as then in effect; (iii) the relocation of the Executive's principal place of employment to a location that is more than 35 miles from the location where the Executive previously was principally employed; (iv) the failure to provide the Executive with benefits substantially similar to those provided to him under existing employee benefit plans, or materially reducing any benefits or depriving the Executive of any material fringe benefit; (v) death; or (vi) disability prior to retirement. In the event that an Executive prevails over the Company or the Bank in a legal dispute as to the Severance Agreement, he will be reimbursed for his legal and other expenses.

         SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. Effective July 1, 1998, the Bank adopted a Supplemental Executive Retirement Plan (the "SERP"), which is designed to pay retirement benefits from the general assets of the Bank to eligible employees of the Bank. Eligibility to participate in the SERP is limited to employees of the Bank who are designated by the Compensation Committee of the Bank's Board of Directors. Currently, the employees designated to participate in the SERP are John R. Male, C. Keith Swaney and Jeffrey N. Male (the "Participants").

         Under the SERP, commencing upon a Participant's retirement after reaching age 65, or earlier if approved by the Compensation Committee, he will receive a benefit equal to 60% of "final pay" reduced by any benefits payable under the Bank's qualified retirement plans. "Final pay" is defined as the Participant's highest year's combined salary and target bonus (under the Management Incentive Compensation Plan) during the Participant's last five years of employment with the Bank. The Participant will vest in the SERP plan benefits each year, on a pro rata basis, beginning with the one year anniversary date of the effective date that the Participant becomes eligible to participate in the SERP and continuing with each succeeding annual anniversary date until attainment of age 65. Upon attainment of age 65 and provided that he has remained continuously in the employ of the Bank, the Participant will be fully vested. A Participant becomes fully vested prior to age 65 upon death or disability or upon a "change in control," as defined above under "-- Severance Agreements." Payments under the SERP continue for the lifetime of the Participant or for the joint lives of the Participant and his spouse if actuarially converted to the "actuarial equivalent" joint and survivor annuity. In addition, benefits are paid in the form of a single life annuity or, upon the request of the Participant and approval of the Compensation Committee, converted to the "actuarial equivalent" single lump sum distribution. "Actuarial equivalent" is defined as a payment or payments equal in the aggregate to the value at the applicable date of the benefit determined actuarially on the basis of the current Pension Benefit Guarantee Corporation ("PBGC") interest rate and the mortality table then in use by the PBGC. The Participant loses all benefits under the SERP in the event his employment with the Bank is terminated for cause.

DIRECTORS' COMPENSATION

         The Bank pays each member of the Board of Directors an annual retainer of $25,200. In addition, directors may receive a fee of $2,500 per day for attendance at day-long special Board events such as Board retreats. No additional fees are paid by the Company for attendance at Board of Directors meetings.

         In addition, nonemployee directors are eligible to participate in the PVF Capital Corp. 2000 Incentive Stock Option and Deferred Compensation Plan, and the Board of Directors has adopted a schedule for option grants such that shortly following each annual meeting of stockholders, each nonemployee director who served as such at the closing of the annual meeting will be granted nonqualified options to acquire 1,000 shares of Common Stock. Pursuant to this schedule, options to acquire 1,100 shares of Common Stock were granted on November 1, 2004 to nonemployee Directors Jaros, Neidus, Healey, Fallon, Negrelli and Holman. The numbers of options granted set forth above are adjusted for a 10% stock dividend paid on the Common Stock on August 31, 2005. All the options have a term of 10 years, became exercisable immediately upon grant and have an exercise price equal to the fair market value of the Common Stock on the date of grant.

INDEBTEDNESS OF MANAGEMENT

         Under applicable law, the Bank's loans to directors and executive officers must be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions with non-affiliated persons, and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $3.8 million at June 30, 2005) to such persons must be approved in advance by a disinterested majority of the Bank's Board of Directors.

         The Bank has a policy of offering loans to officers and directors and employees in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. These loans do not involve more than the normal risk of collectibility or present other unfavorable features.

CERTAIN BUSINESS RELATIONSHIPS

         Mr. Stanley T. Jaros, a director of the Company, is a partner with the law firm of Moriarty & Jaros, P.L.L., which performed services for the Company and the Bank during the fiscal year ended June 30, 2005 and proposes to perform services during the fiscal year ending June 30, 2006. Fees paid by the Company and the Bank to Moriarty & Jaros, P.L.L. during the fiscal year ended June 30, 2005 totaled approximately $142,013.

         Mr. Raymond J. Negrelli, a director of the Company, is a 50% owner of Bay Properties Co., an Ohio general partnership. Bay Properties Co. is a 50% owner and general partner of Park View Plaza, Ltd. ("PVP"), an Ohio limited partnership formed to develop and operate a 10,000 square foot retail plaza located in Cleveland, Ohio. PVF Service Corporation, a wholly owned subsidiary of the Company, is a 25% owner and limited partner of PVP. The Bank maintains a branch office in the retail plaza owned and operated by PVP, and during the year ended June 30, 2005, the Bank paid a total of $61,332 in rent and operating cost reimbursements to PVP. For the fiscal year ending June 30, 2006, the Company estimates that it will pay a total of $59,600 in rent and operating cost reimbursements to PVP. Bay Properties Co. is also a 50% owner of Park View Center, LLC ("PVC"), an Ohio limited liability company formed to develop and operate an 8,200 square foot office building located in Mayfield Heights, Ohio. The Bank is a tenant of the office building and leases a 3,000 square foot unit with an automated teller machine in the office building owned and operated by PVC, and during the year ended June 30, 2005, the Bank made capital investments totaling $70,600 in PVC. For the fiscal year ending June 30, 2006, the Company estimates that it will pay a total of $71,300 in rent and operating cost reimbursements to PVC.
                                       13

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

         The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with Crowe Chizek and Company LLC ("Crowe Chizek"), the Company's independent auditors, the matters required to be discussed under Statements on Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee has received from Crowe Chizek the written disclosures and the letter required to be delivered by Crowe Chizek under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has met with representatives of Crowe Chizek to discuss the independence of the auditing firm.

         The Audit Committee has reviewed the non-audit services currently provided by the Company's independent auditor and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent auditors.

         Based on the Audit Committee's review of the financial statements, its discussion with Crowe Chizek regarding SAS 61, and the written materials provided by Crowe Chizek under ISB Standard No. 1 and the related discussion with Crowe Chizek of their independence, the Audit Committee has recommended to the Board of Directors that the audited financial statements of the Company be included in its Annual Report on Form 10-K for the year ended June 30, 2005 for filing with the Securities and Exchange Commission.

                                                             THE AUDIT COMMITTEE

                                                                Stuart D. Neidus
                                                                Robert K. Healey
                                                            Ronald D. Holman, II

--------------------------------------------------------------------------------
             PROPOSAL II -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Audit Committee of the Board of Directors has renewed the Company's arrangements with Crowe Chizek and Company LLC, independent public accountants, to be its auditors for the 2006 fiscal year, subject to ratification by the Company's stockholders. A representative of Crowe Chizek and Company LLC will be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if he or she so desires.

         THE APPOINTMENT OF THE AUDITORS MUST BE APPROVED BY A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AUDITORS.

--------------------------------------------------------------------------------
                              INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

         Crowe Chizek and Company LLC served as the Company's independent auditors for the 2005 and 2004 fiscal years. For the years ended June 30, 2005 and 2004, the Company was billed by Crowe Chizek and Company LLC for fees aggregating $156,450 and $65,970, respectively. Such fees were comprised of the following:

AUDIT FEES

         During the fiscal years ended June 30, 2005 and 2004, the aggregate fees billed for professional services rendered for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed during the fiscal years ended June 30, 2005 and 2004 were $143,550 and $34,625, respectively, which were paid to Crowe Chizek and Company LLC.

AUDIT-RELATED FEES

         The aggregate fees billed by the Company's independent auditors for audit-related services for the fiscal year ended June 30, 2005 and 2004 were $11,750 and $14,600, respectively. Such fees were for review of the Form 10-K and SAS 71 quarterly review.

TAX FEES

         No fees were billed to the Company by the Company's independent auditors for tax services for the fiscal years ended June 30, 2005 and 2004.

ALL OTHER FEES

         The aggregate fees billed by the Company's independent auditors for services not included above were $1,150 and $16,745, respectively, for the fiscal years ended June 30, 2005 and 2004. The fee for fiscal year 2005 related to license renewal for automated work papers internal auditing and the fee for fiscal year 2004 related to the 401(k) plan audit and other miscellaneous matters.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in such Common Stock (collectively, "Reports"), and to furnish the Company with copies of all such Reports. Based solely on its review of the copies of such Reports or written representations that no such Reports were necessary that the Company received during the past fiscal year or with respect to the last fiscal year, management believes that during the fiscal year ended June 30, 2005, all of the Reporting Persons complied with these reporting requirements.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Meeting. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation. The Company has retained Georgeson Shareholder, a proxy soliciting firm, to assist in the solicitation of proxies, for which they will receive a fee of $900.

         The Company's Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         Under the Company's First Amended and Restated Articles of Incorporation, stockholder proposals must be submitted in writing to the Secretary of the Company at the address stated later in this paragraph no less than thirty days nor more than sixty days prior to the date of such meeting; provided, however, that if less than forty days' notice of the meeting is given to stockholders, such written notice shall be delivered or mailed, as prescribed, to the Secretary of the Company not later than the close of business on the tenth day following the day on which notice of the meeting was mailed to stockholders. For consideration at the Annual Meeting, a stockholder proposal must be delivered or mailed to the Company's Secretary no later than September 26, 2005. In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office at 30000 Aurora Road, Solon, Ohio 44139, no later than May 19, 2006. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                                         BY ORDER OF THE BOARD OF DIRECTORS

                                         /s/ Jeffrey N. Male

                                         Jeffrey N. Male
                                         Secretary

Solon, Ohio
September 16, 2005


--------------------------------------------------------------------------------
                           ANNUAL REPORT ON FORM 10-K
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2005 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, PVF CAPITAL CORP., 30000 AURORA ROAD, SOLON, OHIO 44139.
--------------------------------------------------------------------------------


































                               PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------
PVF CAPITAL CORP.                                                                                        REVOCABLE PROXY

THIS PROXY WILL BE VOTED AS DIRECTED,  BUT IF NO  INSTRUCTIONS  ARE SPECIFIED,  THIS PROXY WILL BE VOTED FOR EACH OF THE
NOMINEES FOR DIRECTOR  LISTED ABOVE AND FOR THE OTHER  PROPOSITIONS  STATED.  IF ANY OTHER  BUSINESS IS PRESENTED AT THE
ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY
OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE
ANNUAL MEETING. THIS PROXY CONFERS  DISCRETIONARY  AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION
OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS  INCIDENT TO
THE CONDUCT OF THE ANNUAL MEETING.

The Board of Directors recommends a vote "FOR" each of the nominees and "FOR" the other proposition stated.
1.   The election as directors for two-year terms of all nominees listed below.

     Nominees:  Ronald D. Holman, II     Stanley T. Jaros     John R. Male     Raymond J. Negrelli

          /_/ FOR (except as marked to the contrary below)      /_/ VOTE WITHHELD

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.

     ----------------------------------------------------------------------------------------------------------------------

2.   Proposal to ratify the appointment of Crowe Chizek and Company LLC as independent certified public accountants of the Company for the fiscal year ending June 30, 2006.

         /_/  FOR           /_/  AGAINST          /_/  ABSTAIN


                                     (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)





PVF CAPITAL CORP.
c/o National City Bank
Corporate Trust Operations
Locator 5352
P.O. Box 92301
Cleveland, OH 44101-4301
--------------------------






                                                 YOUR VOTE IS IMPORTANT

                             Regardless of whether you plan to attend the Annual Meeting of

                            Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope.


                               PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING.
------------------------------------------------------------------------------------------------------------------------
                                                   PVF CAPITAL CORP.
                                             ANNUAL MEETING OF STOCKHOLDERS
                                   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The  undersigned  hereby  appoints  Robert K.  Healey,  Stuart  D.  Neidus  and  Gerald A.  Fallon  with full  powers of substitution,  to act as attorneys  and proxies for the  undersigned,  to vote all shares of common stock of PVF Capital
Corp. (the "Company")  which the undersigned is entitled to vote at the Annual Meeting of Stockholders  (the "Meeting"), to be held at the Company's Corporate Center, 30000 Aurora Road, Solon, Ohio, on Monday, October 17, 2005 at 10:00 a.m.,
local time, and at any and all adjournments thereof.


Should the undersigned be present and elect to vote at the Meeting or at any adjournment  thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's  decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF A NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS, A PROXY STATEMENT DATED SEPTEMBER 16, 2005 AND AN ANNUAL REPORT TO STOCKHOLDERS.


                                                                               Dated:                             , 2005
                                                                                     -----------------------------

                                                                               -----------------------------------------
                                                                               Signature of stockholder

                                                                               -----------------------------------------
                                                                               Signature of stockholder if held jointly.
                                                                               Please sign  exactly as your name appears
                                                                               hereon.   When   signing   as   attorney,
                                                                               executor,   administrator,   trustee   or
                                                                               guardian, please give your full title. If
                                                                               shares  are  held  jointly,  each  holder
                                                                               should sign.


           PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
